                                                                   EXHIBIT 10.17

                                   ESOFT, INC.
                             RESTRICTED STOCK AWARD
                                  GRANT NOTICE
     (ESOFT, INC. EQUITY COMPENSATION PLAN, AS AMENDED THROUGH MAY 20, 1999)


eSoft, Inc. (the "Company"), pursuant to its eSoft, Inc. Equity Compensation Plan (the "Plan"), hereby grants to Participant the right to purchase the number of shares of the Company's Common Stock set forth below ("Award"). This Award is subject to all of the terms and conditions as set forth herein and in the Restricted Stock Purchase Agreement, the Plan, the Promissory Note and Pledge Agreement and the form of Joint Escrow Instructions, all of which are attached hereto and incorporated herein in their entirety.

Participant:                             Jeff Finn
                                                  ------------------------------
Date of Grant:                           11/17/00
                                                 -------------------------------
Number of Shares Subject to Award:       30,000
                                               ---------------------------------
Purchase Price per Share:                $2.50
                                              ----------------------------------
Total Purchase Price:                    $75,000
                                                --------------------------------
Closing Date:                            11/17/00
                                                 -------------------------------

VESTING SCHEDULE:  Immediately vested on Date of Grant.

PAYMENT: By deferred payment (described in the Restricted Stock Purchase Agreement):

ADDITIONAL TERMS/ACKNOWLEDGEMENTS: The undersigned Participant acknowledges receipt of, and understands and agrees to, this Grant Notice, the Restricted Stock Purchase Agreement and the Plan. Participant further acknowledges that as of the Date of Grant, this Grant Notice, the Restricted Stock Purchase Agreement and the Plan set forth the entire understanding between Participant and the Company regarding the acquisition of stock in the Company and supersede all prior oral and written agreements on that subject with the exception of (i) Awards previously granted and delivered to Participant under the Plan, and (ii) the following agreements only:

     OTHER AGREEMENTS:
                                   ---------------------------------------------
                                   ---------------------------------------------


ESOFT, INC.                               PARTICIPANT:


By: /s/ AMY BETH HANSMAN                  /s/ JEFFREY J. FINN
  --------------------------------        --------------------------------------
            Signature                                   Signature

Title: CAO                                Date: 11-17-00
       ---------------------------              --------------------------------

Date: 11/17/00
     -----------------------------

ATTACHMENTS:   Restricted Stock Purchase Agreement, eSoft, Inc. Equity
               Compensation Plan, form of Joint Escrow Instructions, Promissory
               Note, and Pledge Agreement.

                                  ATTACHMENT I

                                   ESOFT, INC.
                            EQUITY COMPENSATION PLAN

                            RESTRICTED STOCK PURCHASE
                                    AGREEMENT


     eSoft, Inc. (the "Company") wishes to sell to you, and you wish to purchase, shares of Common Stock from the Company, pursuant to the provisions of the Company's Equity Compensation Plan (the "Plan").

     Therefore, pursuant to the terms of the Restricted Stock Award Grant Notice ("Grant Notice") and this Restricted Stock Purchase Agreement ("Agreement") (collectively, the "Award"), the Company grants you right to purchase the number of shares of Common Stock indicated in the Grant Notice. Defined terms not explicitly defined in this Agreement but defined in the Plan shall have the same definitions as in the Plan.

     The details of your Award are as follows:

     1. AGREEMENT TO PURCHASE. You hereby agree to purchase from the Company, and the Company hereby agrees to sell to you, the aggregate number of shares of Common Stock specified in your Grant Notice at the specified Purchase Price per Share. You may not purchase less than the aggregate number of shares specified in the Grant Notice.

     2. CLOSING. The purchase and sale of the shares shall be consummated as follows:

          (a) You may purchase the shares by delivering the Total Purchase Price specified in your Grant Notice to the Secretary of the Company, or to such other person as the Company may designate, during regular business hours, on the Closing Date specified in the Grant Notice (or at such other time and place as you and the Company may mutually agree upon in writing) along with such additional documents as the Company may then require.

          (b) If payment is to be made in whole or in part by promissory note, you agree to execute a Promissory Note in the form of Attachment IV to the Grant Notice and to execute a pledge agreement in the form of Attachment V to the Grant Notice (the "Pledge Agreement") and to deliver the same to the Company on the Closing Date, along with the certificate or certificates evidencing the shares, for use by the Escrow Agent pursuant to the terms of the Joint Escrow Instructions.

     3. METHOD OF PAYMENT. You may make payment of the Purchase Price pursuant to the following deferred payment alternative:

          (a) Not less than one hundred percent (100%) of the aggregate Purchase Price, plus accrued interest, shall be due four (4) years from date of purchase or, at the Company's election, upon termination of your Continuous Service.

          (b) Interest shall be compounded at least annually and shall be charged at the minimum rate of interest that is necessary to avoid the treatment as interest, under any applicable provisions of the Code, of any portion of any amounts other than amounts stated to be interest under the deferred payment arrangement.

          (c) Payment of the Common Stock's "par value," as defined in the Delaware General Corporation Law, shall be made in cash and not by deferred payment.

     4. VESTING. Subject to the limitations contained herein, the shares you purchase will vest as provided in the Grant Notice, provided that vesting will cease upon the termination of your Continuous Service.

     5. NUMBER OF SHARES AND PURCHASE PRICE. The number of shares subject to your Award and your Purchase Price may be adjusted from time to time for Capitalization Adjustments, as provided in the Plan.

     6. SECURITIES LAW COMPLIANCE. You will not be issued any shares under your Award unless the shares are either (a) then registered under the Securities Act or (b) the Company has determined that such issuance would be exempt from the registration requirements of the Securities Act. Your Award must also comply with other applicable laws and regulations governing the Award, and you will not receive such shares if the Company determines that such receipt would not be in material compliance with such laws and regulations.

     7. RESTRICTIONS ON TRANSFER. You agree that the Company (or a representative of the underwriters) may, in connection with the first underwritten registration of the offering of any securities of the Company under the Securities Act, require that you not sell, dispose of, transfer, make any short sale of, grant any option for the purchase of, or enter into any hedging or similar transaction with the same economic effect as a sale, any shares of Common Stock or other securities of the Company held by you under the Award, for a period of time specified by the underwriter(s) (not to exceed one hundred eighty (180) days) following the effective date of the registration statement of the Company filed under the Securities Act. You further agree to execute and deliver such other agreements as may be reasonably requested by the Company and/or the underwriter(s) that are consistent with the foregoing or that are necessary to give further effect thereto. In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to your Common Stock until the end of such period.

     8. RIGHT OF FIRST REFUSAL. Shares that are received under your Award are subject to any right of first refusal that may be described in the Company's bylaws in effect at such time the Company elects to exercise its right.

     9. RESTRICTIVE LEGENDS. The shares issued under your Award shall be endorsed with appropriate legends determined by the Company.

     10. AWARD NOT A SERVICE CONTRACT. Your Award is not an employment or service contract, and nothing in your Award shall be deemed to create in any way whatsoever any obligation on your part to continue in the employ of the Company or an Affiliate, or on the part of the Company or an Affiliate to continue your employment. In addition, nothing in your Award shall obligate the Company or an Affiliate, their respective shareholders, boards of directors, Officers or Employees to continue any relationship that you might have as a Director or Consultant for the Company or an Affiliate.

     11.  WITHHOLDING OBLIGATIONS.

          (a) At the time your Award is made, or at any time thereafter as requested by the Company, you hereby authorize withholding from payroll and any other amounts payable to you, and otherwise agree to make adequate provision for any sums required to satisfy the federal, state, local and foreign tax withholding obligations of the Company or an Affiliate, if any, which arise in connection with your Award.

          (b) Unless the tax withholding obligations of the Company and/or any Affiliate are satisfied, the Company shall have no obligation to issue a certificate for such shares or release such shares from any escrow provided for herein.

     12. TAX CONSEQUENCES. The acquisition and vesting of the shares may have adverse tax consequences to you that may avoided or mitigated by filing an election under Section 83(b) of the Code. Such election must be filed within thirty (30) days after the date your purchase the shares pursuant to your Award. YOU ACKNOWLEDGE THAT IT IS YOUR OWN RESPONSIBILITY, AND NOT THE COMPANY'S, TO FILE A TIMELY ELECTION UNDER CODE SECTION 83(B), EVEN IF YOU REQUEST THE COMPANY TO MAKE THE FILING ON YOUR BEHALF.

     13. NOTICES. Any notices provided for in your Award or the Plan shall be given in writing and shall be deemed effectively given upon receipt or, in the case of notices delivered by the Company to you, five (5) days after deposit in the United States mail, postage prepaid, addressed to you at the last address you provided to the Company.

     14.  MISCELLANEOUS.

          (a) The rights and obligations of the Company under your Award shall be transferable to any one or more persons or entities, and all covenants and agreements hereunder shall inure to the benefit of, and be enforceable by the Company's successors and assigns. Your rights and obligations under your Award may only be assigned with the prior written consent of the Company.

          (b) You agree upon request to execute any further documents or instruments necessary or desirable in the sole determination of the Company to carry out the purposes or intent of your Award.

          (c) You acknowledge and agree that you have reviewed your Award in its entirety, have had an opportunity to obtain the advice of counsel prior to executing and accepting your Award and fully understand all provisions of your Award.

     15. GOVERNING PLAN DOCUMENT. Your Award is subject to all the provisions of the Plan, the provisions of which are hereby made a part of your Award, and is further subject to all interpretations, amendments, rules and regulations which may from time to time be promulgated and adopted pursuant to the Plan. In the event of any conflict between the provisions of your Award and those of the Plan, the provisions of the Plan shall control.

                                 ATTACHMENT III

                            JOINT ESCROW INSTRUCTIONS


November 17, 2000


Corporate Secretary
eSoft, Inc.
5335 Sterling Drive, Suite 3000
Boulder Colorado 80302


Dear Sir/Madam:

         As Escrow Agent for both eSoft, Inc., a Delaware corporation (the "Company"), and the undersigned recipient of stock of the Company ("Recipient"), you are hereby authorized and directed to hold the documents delivered to you pursuant to the terms of that certain Restricted Stock Award Grant Notice (the "Grant Notice"), dated November 17, 2000 to which a copy of these Joint Escrow Instructions is attached as Attachment IV, and pursuant to the terms of that certain Restricted Stock Purchase Agreement ("Agreement"), which is Attachment I to the Grant Notice, in accordance with the following instructions:

         1. In the event Recipient ceases to render services to the Company or an affiliate of the Company during the vesting period set forth in the Grant Notice, the Company or its assignee will give to Recipient and you a written notice specifying that the shares of stock shall be transferred to the Company. Recipient and the Company hereby irrevocably authorize and direct you to close the transaction contemplated by such notice in accordance with the terms of said notice.

         2. At the closing you are directed (a) to date any stock assignments necessary for the transfer in question, (b) to fill in the number of shares being transferred, and (c) to deliver same, together with the certificate evidencing the shares of stock to be transferred, to the Company.

         3. Recipient irrevocably authorizes the Company to deposit with you any certificates evidencing shares of stock to be held by you hereunder and any additions and substitutions to said shares as specified in the Grant Notice. Recipient does hereby irrevocably constitute and appoint you as Recipient's attorney-in-fact and agent for the term of this escrow to execute with respect to such securities and other property all documents of assignment and/or transfer and all stock certificates necessary or appropriate to make all securities negotiable and complete any transaction herein contemplated.

         4. This escrow shall terminate upon repayment of the promissory note between the Company and Recipient dated November 17, 2000, or upon the earlier return of the shares to the Company.

         5. If at the time of termination of this escrow you should have in your possession any documents, securities, or other property belonging to Recipient, you shall deliver all of same to any pledgee entitled thereto or, if none, to Recipient and shall be discharged of all further obligations hereunder.

         6. Your duties hereunder may be altered, amended, modified or revoked only by a writing signed by all of the parties hereto.

         7. You shall be obligated only for the performance of such duties as are specifically set forth herein and may rely and shall be protected in relying or refraining from acting on any instrument reasonably believed by you to be genuine and to have been signed or presented by the proper party or parties or their assignees. You shall not be personally liable for any act you may do or omit to do hereunder as Escrow Agent or as attorney-in-fact for Recipient while acting in good faith and any act done or omitted by you pursuant to the advice of your own attorneys shall be conclusive evidence of such good faith.

         8. You are hereby expressly authorized to disregard any and all warnings given by any of the parties hereto or by any other person or corporation, excepting only orders or process of courts of law, and are hereby expressly authorized to comply with and obey orders, judgments or decrees of any court. In case you obey or comply with any such order, judgment or decree of any court, you shall not be liable to any of the parties hereto or to any other person, firm or corporation by reason of such compliance, notwithstanding any such order, judgment or decree being subsequently reversed, modified, annulled, set aside, vacated or found to have been entered without jurisdiction.

         9. You shall not be liable in any respect on account of the identity, authority or rights of the parties executing or delivering or purporting to execute or deliver the Grant Notice or any documents or papers deposited or called for hereunder.

         10. You shall not be liable for the outlawing of any rights under any statute of limitations with respect to these Joint Escrow Instructions or any documents deposited with you.

         11. You shall be entitled to employ such legal counsel, including but not limited to Cooley Godward LLP, and other experts as you may deem necessary properly to advise you in connection with your obligations hereunder, may rely upon the advice of such counsel, and may pay such counsel reasonable compensation therefor.

         12. Your responsibilities as Escrow Agent hereunder shall terminate if you shall cease to be Secretary of the Company or if you shall resign by written notice to each party. In the event of any such termination, the Company may appoint any officer or assistant officer of the Company as successor Escrow Agent and Recipient hereby confirms the appointment of such successor or successors as his attorney-in-fact and agent to the full extent of your appointment.

         13. If you reasonably require other or further instruments in connection with these Joint Escrow Instructions or obligations in respect hereto, the necessary parties hereto shall join in furnishing such instruments.

         14. It is understood and agreed that should any dispute arise with respect to the delivery and/or ownership or right of possession of the securities, you may (but are not obligated to) retain in your possession without liability to anyone all or any part of said securities until such dispute shall have been settled either by mutual written agreement of the parties concerned or by a final order, decree or judgment of a court of competent jurisdiction after the time for appeal has expired and no appeal has been perfected, but you shall be under no duty whatsoever to institute or defend any such proceedings.

         15. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery or upon deposit in any United States Post Box, by registered or certified mail with postage and fees prepaid, addressed to each of the other parties hereunto entitled at the following addresses, or at such other addresses as a party may designate by ten (10) days' written notice to each of the other parties hereto:


      COMPANY:                  eSoft, Inc.
                                5335 Sterling Drive, Suite 3000
                                Boulder, CO 80302

                                Attn: Chief Accounting Officer

      RECIPIENT:                Jeff Finn
                                eSoft, Inc.
                                5335 Sterling Drive, Suite 3000
                                Boulder, CO 80302

      ESCROW AGENT:             eSoft, Inc.
                                5335 Sterling Drive, Suite 3000

                                Attn: Corporate Secretary


         16. By signing these Joint Escrow Instructions you become a party hereto only for the purpose of said Joint Escrow Instructions; you do not become a party to the Grant Notice.

         17. This instrument shall be binding upon and inure to the benefit of the parties hereto, and their respective successors and permitted assigns. It is understood and agreed that references to "you" or "your" herein refer to the original Escrow Agent and to any and all successor Escrow Agents. It is understood and agreed that the Company may at any time or from time to time assign its rights under the Grant Notice and these Joint Escrow Instructions in whole or in part.

                                        Very truly yours,

                                        ESOFT, INC.



                                        By: /s/ AMY BETH HANSMAN
                                            ------------------------------------

                                        RECIPIENT



                                        /s/ JEFFREY J. FINN
                                        ----------------------------------------
                                        Jeff Finn

ESCROW AGENT:



/s/ AMY BETH HANSMAN
-----------------------------------

                                  ATTACHMENT IV

                            RECOURSE PROMISSORY NOTE



$74,700
                                                               NOVEMBER 17, 2000

         FOR VALUE RECEIVED, the undersigned hereby unconditionally promises to pay to the order of eSoft, Inc., a Delaware corporation (the "Company"), at 5335 Sterling Drive, Suite 3000, Boulder, Colorado, or at such other place as the holder hereof may designate in writing, in lawful money of the United States of America and in immediately available funds, the principal sum of Seventy Four thousand and Seven hundred Dollars ($74,700) together with interest accrued from the date hereof on the unpaid principal at the rate of 11.125% per annum, or the maximum rate permissible by law (which under the laws of the State of Delaware shall be deemed to be the laws relating to permissible rates of interest on commercial loans), whichever is less, as follows:

          PRINCIPAL REPAYMENT. The outstanding principal amount hereunder shall be due and payable in full on November 17, 2004.

          INTEREST PAYMENTS. Interest shall be payable annually in arrears and shall be calculated on the basis of a 360-day year for the actual number of days elapsed;

In the event that the undersigned's employment by or association with the Company is terminated for any reason prior to payment in full of this Note, this Note shall be accelerated and all remaining unpaid principal and interest shall become due and payable 90 days after the date of such termination; PROVIDED, HOWEVER that in the event that during such 90-day period the undersigned would violate the provisions of any law, regulation, or agreement restricting the disposition of the Company's common stock purchased with this Note, then such 90-day period shall be extended, and all remaining unpaid principal and interest shall become due and payable on the first day that such restrictions lapse. Notwithstanding the foregoing, in the event that the undersigned is terminated by the Company without "Cause," as defined in the undersigned's employment agreement with the Company, then the 90-day period shall be extended, and all remaining unpaid principal and interest shall become due and payable one year from the date of such termination without "Cause."

         If the undersigned fails to pay any of the principal and accrued interest when due, the Company, at its sole option, shall have the right to accelerate this Note, in which event the entire principal balance and all accrued interest shall become immediately due and payable, and immediately collectible by the Company pursuant to applicable law.

         This Note may be prepaid at any time without penalty. All money paid toward the satisfaction of this Note shall be applied first to the payment of interest as required hereunder and then to the retirement of the principal.

         This Note is a full recourse promissory note. In addition, the full amount of this Note is secured by a pledge of shares of Common Stock of the Company and is subject to all of the terms and provisions of the Stock Purchase Agreement and the Pledge Agreement, each of even date herewith between the undersigned and the Company.

         The undersigned hereby represents and agrees that the amounts due under this Note are not consumer debt, and are not incurred primarily for personal, family or household purposes, but are for business and commercial purposes only.

         The undersigned hereby waives presentment, protest and notice of protest, demand for payment, notice of dishonor and all other notices or demands in connection with the delivery, acceptance, performance, default or endorsement of this Note.

         The holder hereof shall be entitled to recover, and the undersigned agrees to pay when incurred, all costs and expenses of collection of this Note, including without limitation, reasonable attorneys' fees.

         This Note shall be governed by, and construed, enforced and interpreted in accordance with, the laws of the State of Delaware, excluding conflict of laws principles that would cause the application of laws of any other jurisdiction.


                                         Signed /s/ JEFFREY J. FINN
                                                --------------------------------

                                  ATTACHMENT V

                                PLEDGE AGREEMENT

     1. As collateral security for the payment of that certain $74,700 promissory note issued this date to Jeff Finn ("Pledgee") by the undersigned (hereinafter called "indebtedness"), the undersigned hereby assigns, transfers to and pledges with the Pledgee the securities listed on Schedule 1 hereto which were this day delivered to be deposited with Pledgee, together with any stock rights, rights to subscribe, dividends paid in cash or other property in connection with the complete or partial liquidation of Pledgee, stock dividends, dividends paid in stock, new securities or other property except cash dividends other than liquidating dividends to which the undersigned is or may hereafter become entitled to receive on account of such property, and in the event that the undersigned receives any such, the undersigned will immediately deliver it to Pledgee to be held by Pledgee hereunder in the same manner as the property originally pledged hereunder. All property assigned, transferred to and pledged with Pledgee under this paragraph is hereinafter called "collateral."

     2. At any time, without notice, and at the expense of the undersigned, Pledgee in its name or in the name of its nominee or of the undersigned may, but shall not be obligated to: (a) collect by legal proceedings or otherwise all dividends (except cash dividends other than liquidating dividends), interest, principal payments and other sums now or hereafter payable upon or on account of said collateral; (b) enter into any extension, reorganization, deposit, merger, or consolidation agreement, or any agreement in any way relating to or affecting the collateral, and in connection therewith may deposit or surrender control of such collateral thereunder, accept other property in exchange for such collateral and do and perform such acts and things as it may deem proper, and any money or property received in exchange for such collateral shall be applied to the indebtedness or thereafter held by it pursuant to the provisions hereof;
(c) insure, process and preserve the collateral; (d) cause the collateral to be transferred to its name or to the name of its nominee; (e) exercise as to such collateral all the rights, powers, and remedies of an owner, except that so long as the indebtedness is not in default the undersigned shall retain all voting rights as to the collateral.

     3. The undersigned agrees to pay prior to delinquency all taxes, charges, liens and assessments against the collateral, and upon the failure of the undersigned to do so Pledgee at its option may pay any of them and shall be the sole judge of the legality or validity thereof and the amount necessary to discharge the same.

     4. All advances, charges, costs and expenses, including reasonable attorneys' fees, incurred or paid by Pledgee in exercising any right, power or remedy conferred by this agreement, or in the enforcement thereof, shall become a part of the indebtedness secured hereunder and shall be paid to Pledgee by the undersigned immediately and without demand.

     5. At the option of Pledgee and without necessity of demand or notice, all or any part of the indebtedness of the undersigned shall immediately become due and payable irrespective of any agreed maturity, upon the happening of any of the following events: (a) failure to keep or perform any of the terms or provisions of this agreement; (b) default in the payment of principal or interest when due; (c) the levy of any attachment, execution or other process against the collateral; or (d) the insolvency, commission of an act of bankruptcy, general assignment for the benefit of creditors, filing of any petition in bankruptcy or for relief under the provisions of Title 11, United States Code, Bankruptcy, of, by, or against the undersigned.

     6. In the event of the nonpayment of any indebtedness when due, whether by acceleration or otherwise, or upon the happening of any of the events specified in the last preceding paragraph, Pledgee may then, or at any time thereafter, at its election, apply, set off, collect or sell in one or more sales, or take such steps as may be necessary to liquidate and reduce to cash in the hands of Pledgee in whole or in part, with or without any previous demands or demand of performance or notice or advertisement, the whole or any part of the collateral in such order as Pledgee may elect, and any such sale may be made either at public or private sale at its place of business or elsewhere, or at any broker's board or securities exchange, either for cash or upon credit or for future delivery; PROVIDED, HOWEVER, that if such disposition is at private sale, then the purchase price of the collateral shall be equal to the public market price then in effect, or, if at the time of sale no public market for the collateral exists, then, in recognition of the fact that the sale of the collateral would have to be registered under the Securities Act of 1933 and that the expenses of such registration are commercially unreasonable for the type and amount of collateral pledged hereunder, Pledgee and the undersigned hereby agree that such private sale shall be at a purchase price mutually agreed to by Pledgee and the undersigned or, if the parties cannot agree upon a purchase price, then at a purchase price established by a majority of three independent appraisers knowledgeable of the value of such collateral, one named by the undersigned within 10 days after written request by the Pledgee to do so, one named by Pledgee within such 10 day period, and the third named by the two appraisers so selected, with the appraisal to be rendered by such body within 30 days of the appointment of the third appraiser. The cost of such appraisal, including all appraiser's fees, shall be charged against the proceeds of sale as an expense of such sale. Pledgee may be the purchaser of any or all collateral so sold and hold the same thereafter in its own right free from any claim of the undersigned or right of redemption. Demands of performance, notices of sale, advertisements and presence of property at sale are hereby waived, and Pledgee is hereby authorized to sell hereunder any evidence of debt pledged to it. Any sale hereunder may be conducted by any officer or agent of Pledgee.

     7. The proceeds of the sale of any of the collateral and all sums received or collected by Pledgee from or on account of such collateral shall be applied by Pledgee to the payment of expenses incurred or paid by Pledgee in connection with any sale, transfer or delivery of the collateral, to the payment of any other costs, charges, attorneys' fees or expenses mentioned herein, and to the payment of the indebtedness or any part hereof, all in such order and manner as Pledgee in its discretion may determine. Pledgee shall pay any balance to the undersigned.

     8. Pledgee shall be under no duty or obligation whatsoever to make or give any presentments, demands for performance, notices of non-performance, protests, notices of protest or notices of dishonor in connection with any obligations or evidences of indebtedness held by Pledgee as collateral, or in connection with any obligations or evidences of indebtedness which constitute in whole or in part the indebtedness secured hereunder.

     9. Pledgee may at any time deliver the collateral or any part thereof to the undersigned and the receipt of the undersigned shall be a complete and full acquittance for the collateral so delivered, and Pledgee shall thereafter be discharged from any liability or responsibility therefor.

     10. Upon the transfer of all or any part of the indebtedness Pledgee may transfer all or any part of the collateral and shall be fully discharged thereafter from all liability and responsibility with respect to such collateral so transferred, and the transferee shall be vested with all the rights and powers of Pledgee hereunder with respect to such collateral so transferred; but with respect to any collateral not so transferred Pledgee shall retain all rights and powers hereby given.

     11. Until all indebtedness shall have been paid in full the power of sale and all other rights, powers and remedies granted to Pledgee hereunder shall continue to exist and may be exercised by Pledgee at any time and from time to time irrespective of the fact that the indebtedness or any part thereof may have become barred by any statute of limitations, or that the personal liability of the undersigned may have ceased.

     12. Pledgee agrees that so long as the indebtedness is not in default, shares of eSoft, Inc. common stock held hereunder as collateral for the indebtedness shall be released from pledge as the indebtedness is paid. Such releases shall be at the rate of one share for each $2.50 of principal amount of indebtedness paid. Release from pledge, however, shall not result in release from the provisions of those certain Joint Escrow Instructions, if any, of even date herewith among the parties to this Pledge Agreement and the Escrow Agent named therein.

     13. The rights, powers and remedies given to Pledgee by this agreement shall be in addition to all rights, powers and remedies given to Pledgee by virtue of any statute or rule of law. Pledgee may exercise its Pledgee's lien or right of setoff with respect to the indebtedness in the same manner as if the indebtedness were unsecured. Any forbearance or failure or delay by Pledgee in exercising any right, power or remedy hereunder shall not be deemed to be a waiver of such right, power or remedy, and any single or partial exercise of any right, power or remedy hereunder shall not preclude the further exercise thereof; and every right, power and remedy of Pledgee shall continue in full force and effect until such right, power or remedy is specifically waived by an instrument in writing executed by Pledgee.

         Dated:  November 17, 2000


                                            /s/ JEFFREY J. FINN
                                            ------------------------------------


ATTACHMENT:

  Schedule 1

                                   Schedule 1
                                       To
                                PLEDGE AGREEMENT


CERTIFICATE NUMBER                         # OF SHARES
------------------                         -----------
02400                                      30,000